NETWORK SYSTEMS INTERNATIONAL, INC.
PRO FORMA COMBINING STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2000
EXHIBIT 99.3




                                                               Historical         interLAN         Adjust         Pro forma
Revenues                                                      $         --       $4,484,031                      $  4,484,031
Costs and expenses:
 Cost of goods sold                                                     --        3,662,009                         3,662,009
 Selling, general and administrative expense                        81,000          606,581  A       39,425           727,006
 Interest expense                                                       --            3,695                             3,695
                                                              ------------       ----------       ---------      ------------
                                                                    81,000        4,272,285          39,425         4,392,710
                                                              ------------       ----------       ---------      ------------
Earnings (loss) from continuing operations before taxes            (81,000)         211,746         (39,425)           91,321
Income tax expense (benefit)                                       (27,540)          78,688  B      (14,982)           36,166
                                                              ------------       ----------       ---------      ------------
Earnings (loss) from continuing operations                         (53,460)         133,058         (24,443)           55,155
Discontinued operations:
 Loss from operations of discontinued operations, less
  applicable income tax benefit of $1,762,184                   (8,495,293)              --                        (8,495,293)
 Gain on disposal of discontinued operations, less
  applicable income taxes of $1,242,342                          1,751,891               --                         1,751,891
                                                              ------------       ----------       ---------      ------------
   Net loss from discontinued operations                        (6,743,402)              --              --        (6,743,402)
                                                              ------------       ----------       ---------      ------------
Net earnings (loss)                                             (6,796,862)         133,058         (24,443)       (6,688,247)
Dividends on preferred shares                                       32,721                                             32,721
                                                              ------------       ----------       ---------      ------------
Net loss applicable to common shares                          $ (6,829,583)      $  133,058       $ (24,443)     $ (6,720,968)
                                                              ============       ==========       =========      ============

Earnings (loss) per common share, basic and diluted:
 Net earnings (loss) from continuing operations               $      (0.01)                                      $       0.00
 Net loss from discontinued operations                               (0.83)                                             (0.80)
                                                              ------------                                       ------------
                                                              $      (0.84)                                      $      (0.80)
                                                              ============                                       ============




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
NETWORK SYSTEMS INTERNATIONAL, INC.
PRO FORMA COMBINING STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2000
EXHIBIT 99.3




(Continued)

                                                                    DEBIT            CREDIT
                            [A]
Amortization expense                                                39,425
Accumulated amortization, goodwill                                                   39,425

To record amortization of goodwill for one year

[B]
Accrued income taxes payable                                        14,982
Income tax expense                                                                   14,982

To record the income tax impact of the additional amortization expense




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